Vanguard Prime Money Market Fund Vanguard Treasury Money Market Fund

Supplement to the Prospectuses and Summary Prospectuses Dated December 22, 2017

Important Change to Vanguard Prime Money Market Fund and Vanguard Treasury Money Market Fund

Effective June 30, 2018, David R. Glocke will retire from The Vanguard Group, Inc., and will no longer serve as a portfolio manager for Vanguard Prime Money Market Fund or Vanguard Treasury Money Market Fund.

Nafis T. Smith, who currently serves as a portfolio manager with Mr. Glocke, will remain as the sole portfolio manager of the Funds upon Mr. Glocke’s retirement. The Funds’ investment objectives, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 30 052018

Vanguard Admiral Funds®

Vanguard Money Market Reserves

Supplement to the Statements of Additional Information Dated December 22, 2017

Important Change to Vanguard Prime Money Market Fund and Vanguard Treasury Money Market Fund

Effective June 30, 2018, David R. Glocke will retire from The Vanguard Group, Inc., and will no longer serve as a portfolio manager for Vanguard Prime Money Market Fund or Vanguard Treasury Money Market Fund.

Nafis T. Smith, who currently serves as a portfolio manager with Mr. Glocke, will remain as the sole portfolio manager of the Funds upon Mr. Glocke’s retirement. The Funds’ investment objectives, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 30A 052018